EQUIFIRST (GRAPHIC OMITTED)

GMAC RFC (GRAPHIC OMITTED)

New Issue Computational Materials

Part II of II

$739,345,000 (Approximate)

RAMP Series 2005-EFC3 Trust

Issuer

EquiFirst Corporation

Originator

Residential Asset Mortgage Products, Inc.

Depositor

Residential Funding Corporation

Master Servicer

Mortgage Asset-Backed Pass-Through Certificates,

Series 2005-EFC3

August 18, 2005

GMAC RFC SECURITIES (GRAPHIC OMITTED)

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

Statement Regarding Assumptions as to Securities, Pricing Estimates, and Other Information

Any transactions in the certificates will be effected through Residential Funding Securities Corporation.

The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. RFSC is a wholly owned subsidiary of RFC.

Neither the issuer of the securities nor any of its affiliates prepared, provided, approved or verified any statistical or numerical information presented herein, although that information may be based in part on loan level data provided by the issuer or its affiliates.

Investors are urged to read the base prospectus and the prospectus supplement and other relevant documents filed or to be filed with the Securities and Exchange Commission because they contain important information. Such documents may be obtained without charge at the Securities and Exchange Commission's website. Once available, the base prospectus and prospectus supplement may be obtained without charge by contacting the Residential Funding Securities Corporation trading desk at (301) 664-6900.

This communication does not contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this communication is preliminary and is subject to completion or change.

The information in this communication supersedes information contained in any prior similar communication relating to these securities.

This communication is not an offer to sell or a solicitation of an offer to buy these securities in any state where such offer, solicitation or sale is not permitted.

All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis.

The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, RFSC may make a market in the securities referred to herein.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.

Aggregate Collateral Summary

Summary	Total	Minimum	Maximum
Aggregate Current Principal Balance	$767,354,078.03	$19,898.00	$692,000.00
Number of Mortgage Loans	4,503

Average Current Principal Balance	$170,409.52
Weighted Average Original Loan-to-Value	83.96%	12.00%	100.00%
Weighted Average Mortgage Rate	6.95%	5.15%	10.80%
Weighted Average Net Mortgage Rate	6.48%	4.65%	10.25%
Weighted Average Note Margin	5.46%	3.56%	9.05%
Weighted Average Maximum Mortgage Rate	12.90%	11.15%	16.45%
Weighted Average Minimum Mortgage Rate	6.90%	4.18%	10.45%
Weighted Average Term to Next Rate Adjustment Date (months)	24	17	36
Weighted Average Remaining Term to Stated Maturity (months)	357	117	360
Weighted Average Credit Score	627	510	801

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	87.24%
	Fixed	12.76%

Lien	First	99.98%
	Second	0.02%

Property Type	Single Family (detached)	88.33%
	Townhouse/rowhouse	3.28%
	Condo under 5 stories	5.17%
	Detached PUD	0.73%
	Attached PUD	0.20%
	Two-to-four family units	2.24%
	Leasehold	0.05%

Occupancy Status	Primary Residence	97.06%
	Second/Vacation	0.77%
	Non Owner Occupied	2.17%

Documentation Type	Full Documentation	75.37%
	Reduced Documentation	24.63%

Loans with Prepayment penalties		75.92%

Interest Only Percentage		25.92%

Loans serviced by Homecomings		100.00%

Lien Position of the Aggregate Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	4,499	$ 767,189,647	99.98%	$ 170,524	627	83.96%
Second Lien	4	164,431	0.02	41,108	680	99.39
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type of the Aggregate Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
15/30 Balloon	2	$ 277,953	0.04%	$ 138,977	681	91.49%
Fixed Rate Mortgage	687	97,666,524	12.73	142,164	627	81.41
2/28 Hybrid	3,601	627,574,917	81.78	174,278	625	84.40
3/27 Hybrid	213	41,834,684	5.45	196,407	644	83.33
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Distribution of the Aggregate Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
500 - 519	3	$ 730,077	0.10%	$ 243,359	87.50%
520 - 539	186	26,151,304	3.41	140,598	79.54
540 - 559	291	44,763,238	5.83	153,826	80.06
560 - 579	394	59,561,642	7.76	151,172	82.87
580 - 599	637	100,437,208	13.09	157,672	82.51
600 - 619	739	125,583,899	16.37	169,938	83.17
620 - 639	697	120,144,298	15.66	172,373	85.42
640 - 659	632	116,366,981	15.16	184,125	85.10
660 - 679	359	68,081,011	8.87	189,641	85.15
680 - 699	200	36,010,597	4.69	180,053	85.21
700 - 719	159	28,237,046	3.68	177,591	85.66
720 - 739	87	17,400,264	2.27	200,003	86.86
740 - 759	66	13,147,149	1.71	199,199	87.03
760 or Greater	53	10,739,364	1.40	202,630	86.46
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	83.96%

As of the cut-off date, the weighted average Credit Score of the mortgage loans will be approximately 627
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Mortgage Loan Principal Balances of the Aggregate Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	1,053	$ 81,490,662	10.62%	$ 77,389	613	84.02%
100,001 to 200,000	2,168	317,722,135	41.40	146,551	623	84.32
200,001 to 300,000	862	207,259,328	27.01	240,440	630	83.70
300,001 to 400,000	282	96,094,993	12.52	340,762	634	83.63
400,001 to 500,000	110	49,440,555	6.44	449,460	640	84.06
500,001 to 600,000	25	13,412,660	1.75	536,506	648	81.33
600,001 to 700,000	3	1,933,745	0.25	644,582	640	84.83
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

As of the cut-off date, the average unpaid principal balance of the mortgage loans will be approximately $170,410
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates of the Aggregate Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	29	$ 7,001,253	0.91%	$ 241,423	673	78.04%
5.000 - 5.499	286	62,664,452	8.17	219,106	645	78.86
5.500 - 5.999	762	156,941,440	20.45	205,960	644	80.95
6.000 - 6.499	1,126	215,694,315	28.11	191,558	634	82.83
6.500 - 6.999	897	141,174,418	18.40	157,385	622	84.27
7.000 - 7.499	671	98,640,720	12.85	147,006	609	88.77
7.500 - 7.999	343	42,233,997	5.50	123,131	597	89.18
8.000 - 8.499	245	29,394,771	3.83	119,979	580	92.24
8.500 - 8.999	79	8,129,915	1.06	102,910	569	89.98
9.000 - 9.499	51	4,444,567	0.58	87,148	580	95.48
9.500 - 9.999	11	941,954	0.12	85,632	556	82.25
10.000 - 10.499	3	92,275	0.01	30,758	577	74.12
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

As of the cut-off date, the weighted average Net Mortgage Rate of the mortgage loans was approximately 6.4753% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Rates of the Loans of the Aggregate Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	35	$ 8,255,242	1.08%	$ 235,864	674	78.16%
5.500 - 5.999	363	81,923,330	10.68	225,684	650	79.47
6.000 - 6.499	721	145,937,755	19.02	202,410	645	80.81
6.500 - 6.999	1,248	232,870,579	30.35	186,595	632	83.14
7.000 - 7.499	720	112,335,623	14.64	156,022	619	84.09
7.500 - 7.999	715	103,710,430	13.52	145,050	609	88.69
8.000 - 8.499	286	36,436,661	4.75	127,401	591	89.23
8.500 - 8.999	264	31,766,848	4.14	120,329	579	92.50
9.000 - 9.499	73	7,623,734	0.99	104,435	569	89.60
9.500 - 9.999	63	5,397,923	0.70	85,681	580	95.10
10.000 - 10.499	13	1,023,575	0.13	78,737	560	81.80
10.500 - 10.999	2	72,377	0.01	36,189	553	89.00
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

As of the cut-off date, the Weighted average mortgage rate of the mortgage loans will be approximately 6.9526% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Loan-to-Value of the Aggregate Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	57	$ 6,774,299	0.88%	$ 118,847	606
50.01 - 55.00	30	4,806,698	0.63	160,223	601
55.01 - 60.00	51	7,758,891	1.01	152,135	603
60.01 - 65.00	57	9,310,332	1.21	163,339	577
65.01 - 70.00	144	26,263,591	3.42	182,386	592
70.01 - 75.00	188	33,307,623	4.34	177,168	601
75.01 - 80.00	1,863	323,735,182	42.19	173,771	637
80.01 - 85.00	426	74,934,826	9.77	175,903	606
85.01 - 90.00	749	134,526,317	17.53	179,608	616
90.01 - 95.00	316	53,037,946	6.91	167,842	621
95.01 - 100.00	622	92,898,375	12.11	149,354	655
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627

The weighted average loan-to-value ratio at origination of the mortgage loans was approximately 83.96%
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Geographical Distributions of Mortgaged Properties of the Aggregate Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	423	$ 117,469,997	15.31%	$ 277,707	636	80.34%
Florida	355	61,632,080	8.03	173,611	624	83.74
New York	72	9,827,991	1.28	136,500	617	81.76
Texas	137	14,714,739	1.92	107,407	626	81.37
New Jersey	40	8,619,028	1.12	215,476	658	88.72
Georgia	152	22,075,282	2.88	145,232	631	87.25
Virginia	284	52,514,561	6.84	184,910	623	83.50
Alabama	86	10,453,538	1.36	121,553	609	87.05
Arkansas	25	2,794,853	0.36	111,794	615	94.44
Arizona	236	42,406,068	5.53	179,687	634	84.34
Colorado	120	22,983,810	3.00	191,532	632	84.53
Connecticut	21	4,772,040	0.62	227,240	625	79.37
Delaware	48	8,243,437	1.07	171,738	630	85.66
Idaho	24	3,643,473	0.47	151,811	633	80.13
Illinois	249	39,929,427	5.20	160,359	619	84.13
Indiana	78	8,375,605	1.09	107,380	613	86.64
Kentucky	51	5,668,312	0.74	111,143	599	86.03
Louisiana	76	9,695,504	1.26	127,572	614	87.50
Massachusetts	88	22,046,127	2.87	250,524	633	80.89
Maryland	259	59,382,004	7.74	229,274	624	82.71
Maine	54	7,726,893	1.01	143,091	625	86.35
Michigan	170	23,077,999	3.01	135,753	618	86.91
Minnesota	48	8,729,397	1.14	181,862	635	84.41
Missouri	84	9,733,615	1.27	115,876	618	84.61
Mississippi	49	5,135,667	0.67	104,810	622	89.69
North Carolina	148	18,847,235	2.46	127,346	623	86.30
Nebraska	9	915,563	0.12	101,729	631	87.60
New Hampshire	21	4,366,401	0.57	207,924	616	84.79
New Mexico	35	5,546,831	0.72	158,481	620	88.08
Nevada	94	21,087,828	2.75	224,339	640	81.24
Ohio	129	16,055,291	2.09	124,460	622	87.57
Oklahoma	39	3,874,583	0.50	99,348	615	87.55
Oregon	62	11,035,440	1.44	177,991	626	83.70
Pennsylvania	196	25,133,151	3.28	128,230	623	86.11
Rhode Island	27	5,800,816	0.76	214,845	637	85.85
South Carolina	66	8,316,915	1.08	126,014	614	85.92
Tennessee	98	11,863,796	1.55	121,059	607	92.58
Utah	32	4,780,081	0.62	149,378	651	85.26
Vermont	4	546,520	0.07	136,630	651	83.69
Washington	121	23,202,513	3.02	191,756	634	82.57
Wisconsin	110	14,621,346	1.91	132,921	616	85.76
Wyoming	7	950,181	0.12	135,740	629	87.12
Iowa	30	3,274,042	0.43	109,135	620	84.95
Kansas	39	4,620,208	0.60	118,467	605	86.70
South Dakota	7	863,891	0.11	123,413	641	79.48
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Loan Purpose of the Aggregate Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,943	$ 308,088,540	40.15%	$ 158,563	644	85.33%
Rate/Term Refinance	168	24,793,637	3.23	147,581	618	84.49
Equity Refinance	2,392	434,471,901	56.62	181,635	615	82.97
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Loan Documentation Types of the Aggregate Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	3,572	$ 578,363,574	75.37%	$ 161,916	619	85.00%
Reduced Documentation	931	188,990,504	24.63	202,997	649	80.78
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type of the Aggregate Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	4,339	$ 744,828,231	97.06%	$ 171,659	626	84.00%
Second/Vacation	29	5,901,656	0.77	203,505	644	85.76
Non-Owner Occupied	135	16,624,191	2.17	123,142	649	81.92
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgaged Property Types of the Aggregate Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	4,007	$ 677,772,778	88.33%	$ 169,147	625	84.05%
Townhouse	155	25,195,754	3.28	162,553	629	83.12
Condo-Low-Rise(Less than 5 stories)	222	39,685,318	5.17	178,763	645	83.74
Planned Unit Developments (detached)	27	5,620,277	0.73	208,158	635	85.34
Planned Unit Developments (attached)	8	1,500,062	0.20	187,508	604	81.72
Two-to-four family units	82	17,195,966	2.24	209,707	628	81.97
Leasehold	2	383,922	0.05	191,961	694	88.32
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Grades of the Aggregate Loans
Aggregate Credit Grade	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	2,130	$ 393,945,863	51.34%	$ 184,951	652	82.25%
AX	176	32,108,732	4.18	182,436	627	82.27
AM	569	92,464,373	12.05	162,503	591	81.08
B	347	54,544,315	7.11	157,188	576	79.26
C	226	33,801,833	4.40	149,566	551	77.42
CM	172	26,534,031	3.46	154,268	557	75.07
Alternet Exceptions	883	133,954,932	17.46	151,704	631	96.75
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Terms of the Aggregate Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	194	$ 36,766,205	4.79%	$ 189,517	637	84.95%
24 Months	2,513	434,739,579	56.65	172,996	625	84.35
36 Months	694	109,050,728	14.21	157,134	633	82.39
Other	10	2,051,795	0.27	205,179	649	84.10
None	1,092	184,745,771	24.08	169,181	624	83.78
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
"Other" means not 12 months, 24 months, 36 months, and not more than 36 months.

Interest Only Terms of the Aggregate Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
60 Months	847	$ 198,887,307	25.92%	$ 234,814	653	85.35%
None	3,656	568,466,771	74.08	155,489	617	83.48
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Note Margins of the Aggregate Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	689	$ 97,944,477	12.76%	$ 142,155	628	81.44%
3.500 - 3.999	26	6,408,266	0.84	246,472	679	78.23
4.000 - 4.499	264	58,349,159	7.60	221,020	653	78.98
4.500 - 4.999	656	137,770,549	17.95	210,016	645	80.87
5.000 - 5.499	939	180,729,074	23.55	192,470	635	83.25
5.500 - 5.999	762	127,017,036	16.55	166,689	620	84.86
6.000 - 6.499	493	74,456,457	9.70	151,027	610	89.35
6.500 - 6.999	316	43,411,861	5.66	137,379	587	90.03
7.000 - 7.499	205	25,403,381	3.31	123,919	580	93.07
7.500 - 7.999	96	10,503,289	1.37	109,409	567	91.42
8.000 - 8.499	48	4,505,036	0.59	93,855	574	94.21
8.500 - 8.999	8	659,570	0.09	82,446	552	83.75
9.000 - 9.499	1	195,921	0.03	195,921	539	70.00
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average note margin of the adjustable rate mortgage loans was approximately 5.4645% per annum.

Maximum Mortgage Rates of the Aggregate Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	689	$ 97,944,477	12.76%	$ 142,155	628	81.44%
11.000 - 11.999	398	90,178,572	11.75	226,579	652	79.35
12.000 - 12.999	1,734	338,664,523	44.13	195,308	636	82.64
13.000 - 13.999	1,117	172,119,511	22.43	154,091	612	87.40
14.000 - 14.999	446	56,488,097	7.36	126,655	582	91.55
15.000 - 15.999	109	11,068,899	1.44	101,550	570	92.45
16.000 - 16.999	10	889,999	0.12	89,000	554	81.41
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate loans was approximately 12.8993% per annum.

Minimum Mortgage Rates of the Aggregate Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	689	$ 97,944,477	12.76%	$ 142,155	628	81.44%
4.000 - 4.999	7	1,262,174	0.16	180,311	651	79.30
5.000 - 5.999	396	89,805,696	11.70	226,782	652	79.36
6.000 - 6.999	1,729	337,775,225	44.02	195,359	636	82.64
7.000 - 7.999	1,117	172,119,511	22.43	154,091	612	87.40
8.000 - 8.999	446	56,488,097	7.36	126,655	582	91.55
9.000 - 9.999	109	11,068,899	1.44	101,550	570	92.45
10.000 - 10.999	10	889,999	0.12	89,000	554	81.41
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate mortgage loans was approximately 6.8966% per annum
Next Interest Rate Adjustment Date of the Aggregate Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	689	$ 97,944,477	12.76%	$ 142,155	628	81.44%
January 2007	1	105,305	0.01	105,305	645	100.00
March 2007	2	233,668	0.03	116,834	626	85.00
April 2007	8	1,097,316	0.14	137,164	632	80.65
May 2007	56	10,013,386	1.30	178,810	648	82.76
June 2007	680	107,502,677	14.01	158,092	628	84.30
July 2007	2,687	478,479,916	62.35	178,072	624	84.52
August 2007	167	30,142,650	3.93	180,495	622	83.50
May 2008	5	821,416	0.11	164,283	687	79.96
June 2008	32	6,101,464	0.80	190,671	636	81.98
July 2008	158	31,628,634	4.12	200,181	645	83.47
August 2008	18	3,283,170	0.43	182,398	648	85.33
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate mortgage loans will be approximately 24

Back-End Debt-to-Income Ratio of the Aggregate Loans
Category	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20.00 or Less	82	$ 13,413,632	1.75%	$ 163,581	625	82.74%
20.01 - 25.00	146	19,893,081	2.59	136,254	625	83.49
25.01 - 30.00	285	42,198,016	5.50	148,063	623	82.61
30.01 - 35.00	495	75,431,029	9.83	152,386	628	83.42
35.01 - 40.00	746	123,619,080	16.11	165,709	626	83.77
40.01 - 45.00	999	176,412,670	22.99	176,589	628	84.00
45.01 - 50.00	1,487	269,324,814	35.10	181,120	627	84.39
50.01 - 55.00	259	46,519,094	6.06	179,610	624	84.74
55.01 - 60.00	4	542,662	0.07	135,666	583	71.04
Total:	4,503	$ 767,354,078	100.00%	$ 170,410	627	83.96%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average Back-End Debt-to-Income Ratio of the mortgage loans was 41.91%

Group I Collateral Summary

Summary	Total	Minimum	Maximum
Group I Current Principal Balance	$383,797,587.12	$22,246.84	$692,000.00
Number of Mortgage Loans	2,157

Average Current Principal Balance	$177,931.19
Weighted Average Original Loan-to-Value	84.62%	26.00%	100.00%
Weighted Average Mortgage Rate	6.86%	5.20%	10.80%
Weighted Average Net Mortgage Rate	6.38%	4.78%	10.25%
Weighted Average Note Margin	5.39%	3.76%	8.80%
Weighted Average Maximum Mortgage Rate	12.83%	11.20%	16.20%
Weighted Average Minimum Mortgage Rate	6.83%	4.18%	10.20%
Weighted Average Term to Next Rate Adjustment Date (months)	23	20	36
Weighted Average Remaining Term to Stated Maturity (months)	358	178	360
Weighted Average Credit Score	636	510	800

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	93.33%
	Fixed	6.67%

Lien	First	99.96%
	Second	0.04%

Property Type	Single Family (detached)	88.23%
	Townhouse/rowhouse	3.22%
	Condo under 5 stories	6.26%
	Detached PUD	0.78%
	Attached PUD	0.15%
	Two-to-four family units	1.31%

Occupancy Status	Primary Residence	99.48%
	Second/Vacation	0.35%
	Non Owner Occupied	0.17%

Documentation Type	Full Documentation	71.07%
	Reduced Documentation	28.93%

Loans with Prepayment penalties		75.21%

Interest Only Percentage		31.06%

Loans serviced by Homecomings		100.00%

Lien Position of the Group I Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	2,153	$ 383,633,156	99.96%	$ 178,185	636	84.62%
Second Lien	4	164,431	0.04	41,108	680	99.39
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Product Type of the Group I Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
2/28 Hybrid	1,894	$ 338,702,743	88.25%	$ 178,829	635	84.82%
3/27 Hybrid	89	19,481,304	5.08	218,891	653	84.30
Fixed Rate Mortgage	174	25,613,541	6.67	147,204	634	82.26
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Score Distribution of the Group I Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
500 - 519	3	$ 730,077	0.19%	$ 243,359	87.50%
520 - 539	91	12,386,888	3.23	136,120	80.66
540 - 559	98	16,328,255	4.25	166,615	82.34
560 - 579	133	19,507,047	5.08	146,670	84.98
580 - 599	294	45,809,786	11.94	155,816	83.46
600 - 619	318	56,857,378	14.81	178,797	83.27
620 - 639	325	55,495,580	14.46	170,756	85.69
640 - 659	324	63,795,845	16.62	196,901	84.68
660 - 679	205	41,487,927	10.81	202,380	86.06
680 - 699	122	22,510,643	5.87	184,513	85.37
700 - 719	102	19,311,863	5.03	189,332	86.74
720 - 739	58	11,757,461	3.06	202,715	84.08
740 - 759	49	10,551,264	2.75	215,332	86.82
760 or Greater	35	7,267,574	1.89	207,645	86.15
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	84.62%

As of the cut-off date, the weighted average Credit Score of the Group I loans will be approximately 636
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Mortgage Loan Principal Balances of the Group I Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	572	$ 43,647,642	11.37%	$ 76,307	619	86.32%
100,001 to 200,000	928	133,896,701	34.89	144,285	631	85.25
200,001 to 300,000	364	87,128,758	22.70	239,365	643	83.81
300,001 to 400,000	157	55,301,829	14.41	352,241	642	84.31
400,001 to 500,000	109	48,981,913	12.76	449,375	640	84.00
500,001 to 600,000	24	12,907,000	3.36	537,792	649	81.62
600,001 to 700,000	3	1,933,745	0.50	644,582	640	84.83
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

As of the cut-off date, the average unpaid principal balance of the Group I loans will be approximately $177,931
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Net Mortgage Rates of the Group I Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	18	$ 4,693,004	1.22%	$ 260,722	681	80.55%
5.000 - 5.499	156	35,754,969	9.32	229,199	658	80.63
5.500 - 5.999	434	93,593,845	24.39	215,654	654	81.94
6.000 - 6.499	555	113,462,755	29.56	204,437	642	83.42
6.500 - 6.999	388	59,720,819	15.56	153,920	629	84.99
7.000 - 7.499	268	38,441,501	10.02	143,438	609	89.89
7.500 - 7.999	147	17,672,033	4.60	120,218	596	92.38
8.000 - 8.499	111	12,938,965	3.37	116,567	578	93.71
8.500 - 8.999	44	4,580,724	1.19	104,107	575	93.37
9.000 - 9.499	30	2,667,179	0.69	88,906	575	95.61
9.500 - 9.999	5	249,547	0.07	49,909	552	90.24
10.000 - 10.499	1	22,247	0.01	22,247	588	98.00
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

As of the cut-off date, the weighted average Net Mortgage Rate of the Group I loans was approximately 6.3813% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Rates of the Loans of the Group I Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	20	$ 4,860,859	1.27%	$ 243,043	690	80.99%
5.500 - 5.999	205	49,266,347	12.84	240,324	659	80.62
6.000 - 6.499	405	85,640,692	22.31	211,458	656	81.71
6.500 - 6.999	591	117,626,878	30.65	199,030	639	83.72
7.000 - 7.499	320	48,082,545	12.53	150,258	625	85.18
7.500 - 7.999	284	40,598,334	10.58	142,952	612	89.83
8.000 - 8.499	123	15,371,547	4.01	124,972	590	92.91
8.500 - 8.999	127	14,725,772	3.84	115,951	579	93.72
9.000 - 9.499	38	4,120,243	1.07	108,427	575	92.92
9.500 - 9.999	37	3,170,855	0.83	85,699	578	95.68
10.000 - 10.499	6	311,270	0.08	51,878	558	91.19
10.500 - 10.999	1	22,247	0.01	22,247	588	98.00
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

As of the cut-off date, the Weighted average mortgage rate of the Group I loans will be approximately 6.8557% per annum.
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Original Loan-to-Value of the Group I Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	10	$ 1,655,790	0.43%	$ 165,579	576
50.01 - 55.00	3	365,666	0.10	121,889	606
55.01 - 60.00	6	1,120,090	0.29	186,682	576
60.01 - 65.00	11	2,326,936	0.61	211,540	554
65.01 - 70.00	37	8,224,528	2.14	222,285	586
70.01 - 75.00	37	7,481,079	1.95	202,191	604
75.01 - 80.00	1,190	212,607,631	55.40	178,662	645
80.01 - 85.00	116	23,302,734	6.07	200,886	598
85.01 - 90.00	222	48,834,652	12.72	219,976	612
90.01 - 95.00	110	18,323,130	4.77	166,574	619
95.01 - 100.00	415	59,555,351	15.52	143,507	659
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636

The weighted average loan-to-value ratio at origination of the Group I loans was approximately 84.62%
With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Geographical Distributions of Mortgaged Properties of the Group I Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	241	$ 74,798,189	19.49%	$ 310,366	643	81.91%
Florida	152	28,424,272	7.41	187,002	632	85.76
New York	39	5,048,943	1.32	129,460	633	82.67
Texas	93	9,833,998	2.56	105,742	633	83.47
New Jersey	39	8,555,358	2.23	219,368	658	88.75
Georgia	79	11,286,921	2.94	142,872	626	85.95
Virginia	105	24,030,076	6.26	228,858	638	84.01
Alabama	39	4,856,696	1.27	124,531	614	85.78
Arkansas	10	1,155,090	0.30	115,509	599	98.62
Arizona	73	14,648,781	3.82	200,668	649	83.74
Colorado	42	8,261,561	2.15	196,704	641	82.28
Connecticut	4	1,324,001	0.34	331,000	641	83.72
Delaware	23	4,130,509	1.08	179,587	636	86.17
Idaho	9	1,318,913	0.34	146,546	670	84.62
Illinois	111	16,982,892	4.42	152,999	633	83.50
Indiana	43	4,682,158	1.22	108,887	610	86.06
Kentucky	29	3,404,433	0.89	117,394	606	87.14
Louisiana	46	5,425,802	1.41	117,952	612	87.25
Massachusetts	54	13,508,783	3.52	250,163	648	83.94
Maryland	100	26,761,002	6.97	267,610	635	83.71
Maine	20	2,962,933	0.77	148,147	636	92.41
Michigan	81	11,759,051	3.06	145,173	625	86.43
Minnesota	21	4,115,975	1.07	195,999	650	84.06
Missouri	41	4,626,892	1.21	112,851	629	83.27
Mississippi	27	2,972,167	0.77	110,080	610	91.71
North Carolina	85	10,694,663	2.79	125,820	625	87.77
Nebraska	4	369,367	0.10	92,342	629	88.96
New Hampshire	10	1,785,070	0.47	178,507	612	85.75
New Mexico	20	3,253,389	0.85	162,669	622	89.14
Nevada	43	10,886,449	2.84	253,173	656	82.48
Ohio	58	6,631,877	1.73	114,343	619	89.02
Oklahoma	30	2,987,708	0.78	99,590	617	86.76
Oregon	35	5,440,345	1.42	155,438	634	83.24
Pennsylvania	115	13,968,518	3.64	121,465	633	86.92
Rhode Island	12	2,792,145	0.73	232,679	655	84.12
South Carolina	39	4,409,225	1.15	113,057	630	86.76
Tennessee	35	4,118,919	1.07	117,683	614	95.19
Utah	18	2,561,928	0.67	142,329	648	86.71
Vermont	3	382,644	0.10	127,548	648	85.28
Washington	43	7,988,208	2.08	185,772	659	82.00
Wisconsin	48	6,609,219	1.72	137,692	623	85.37
Wyoming	4	489,283	0.13	122,321	628	87.82
Iowa	12	1,428,483	0.37	119,040	622	85.75
Kansas	18	1,708,885	0.45	94,938	617	83.23
South Dakota	4	415,864	0.11	103,966	622	80.00
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Loan Purpose of the Group I Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	1,870	$ 297,971,388	77.64%	$ 159,343	643	85.30%
Rate/Term Refinance	8	1,113,281	0.29	139,160	578	86.22
Equity Refinance	279	84,712,919	22.07	303,631	610	82.23
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgage Loan Documentation Types of the Group I Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	1,655	$ 272,774,403	71.07%	$ 164,818	626	85.97%
Reduced Documentation	502	111,023,184	28.93	221,162	661	81.31
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Occupancy Type of the Group I Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	2,152	$ 381,791,994	99.48%	$ 177,413	636	84.63%
Second/Vacation	3	1,349,184	0.35	449,728	660	86.35
Non-Owner Occupied	2	656,409	0.17	328,205	687	79.16
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Mortgaged Property Types of the Group I Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	1,916	$ 338,614,331	88.23%	$ 176,730	634	84.59%
Townhouse	73	12,362,298	3.22	169,347	646	85.00
Condo-Low-Rise(Less than 5 stories)	126	24,010,649	6.26	190,561	664	85.03
Planned Unit Developments (detached)	13	2,988,533	0.78	229,887	643	82.13
Planned Unit Developments (attached)	3	565,925	0.15	188,642	597	86.39
Two-to-four family units	25	5,031,563	1.31	201,263	638	85.63
Leasehold	1	224,288	0.06	224,288	689	80.00
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Credit Grades of the Group I Loans
Group I Credit Grade	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	1,103	$ 217,463,246	56.66%	$ 197,156	657	81.70%
AX	34	7,881,214	2.05	231,800	628	80.98
AM	243	39,847,771	10.38	163,983	590	81.24
B	89	14,517,024	3.78	163,113	572	78.80
C	61	9,760,153	2.54	160,003	548	77.84
CM	60	10,029,457	2.61	167,158	552	75.23
Alternet Exceptions	567	84,298,722	21.96	148,675	634	97.01
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Prepayment Penalty Terms of the Group I Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	94	$ 19,245,920	5.01%	$ 204,744	650	84.34%
24 Months	1,312	233,192,908	60.76	177,738	634	84.63
36 Months	206	35,729,717	9.31	173,445	644	83.53
Other	3	502,522	0.13	167,507	603	83.49
None	542	95,126,520	24.79	175,510	635	85.08
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
"Other" means not 12 months, 24 months, 36 months,and not more than 36 months.

Interest Only Terms of the Group I Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
60 Months	470	$ 119,191,966	31.06%	$ 253,600	656	84.70%
None	1,687	264,605,621	68.94	156,850	627	84.59
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.

Note Margins of the Group I Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	174	$ 25,613,541	6.67%	$ 147,204	634	82.26%
3.500 - 3.999	17	4,295,267	1.12	252,663	683	79.31
4.000 - 4.499	148	34,143,121	8.90	230,697	664	80.78
4.500 - 4.999	378	84,508,800	22.02	223,568	655	81.59
5.000 - 5.499	509	102,146,124	26.61	200,680	643	83.61
5.500 - 5.999	362	58,175,844	15.16	160,707	627	85.03
6.000 - 6.499	225	33,537,888	8.74	149,057	614	90.59
6.500 - 6.999	145	19,047,815	4.96	131,364	588	92.05
7.000 - 7.499	114	13,875,219	3.62	121,712	582	94.36
7.500 - 7.999	51	5,483,604	1.43	107,522	570	92.44
8.000 - 8.499	29	2,658,912	0.69	91,687	574	95.84
8.500 - 8.999	5	311,453	0.08	62,291	544	91.22
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average note margin of the adjustable rate Group I loans was approximately 5.3909% per annum.

Maximum Mortgage Rates of the Group I Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	174	$ 25,613,541	6.67%	$ 147,204	634	82.26%
11.000 - 11.999	225	54,127,206	14.10	240,565	662	80.65
12.000 - 12.999	932	191,218,964	49.82	205,171	646	82.97
13.000 - 13.999	523	77,248,081	20.13	147,702	619	88.11
14.000 - 14.999	229	28,400,490	7.40	124,020	583	93.68
15.000 - 15.999	69	6,906,290	1.80	100,091	573	93.95
16.000 - 16.999	5	283,016	0.07	56,603	549	90.51
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate Group I loans was approximately 12.8312% per annum.

Minimum Mortgage Rates of the Group I Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	174	$ 25,613,541	6.67%	$ 147,204	634	82.26%
4.000 - 4.999	3	490,776	0.13	163,592	670	80.00
5.000 - 5.999	222	53,636,429	13.98	241,606	662	80.66
6.000 - 6.999	932	191,218,964	49.82	205,171	646	82.97
7.000 - 7.999	523	77,248,081	20.13	147,702	619	88.11
8.000 - 8.999	229	28,400,490	7.40	124,020	583	93.68
9.000 - 9.999	69	6,906,290	1.80	100,091	573	93.95
10.000 - 10.999	5	283,016	0.07	56,603	549	90.51
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate Group I loans was approximately 6.8294% per annum.

Next Interest Rate Adjustment Date of the Group I Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	174	$ 25,613,541	6.67%	$ 147,204	634	82.26%
April 2007	3	428,604	0.11	142,868	650	82.30
May 2007	33	5,975,624	1.56	181,080	664	83.10
June 2007	428	68,571,014	17.87	160,213	637	84.44
July 2007	1,366	251,329,270	65.48	183,989	634	85.03
August 2007	64	12,398,230	3.23	193,722	630	83.65
May 2008	2	358,146	0.09	179,073	651	80.00
June 2008	17	3,412,373	0.89	200,728	646	81.99
July 2008	65	14,532,886	3.79	223,583	652	84.93
August 2008	5	1,177,900	0.31	235,580	691	84.55
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

With respect to the Junior Lien Loans, the table was calculated using the Combined-Loan-to-Value ratio.
As of the cut-off date, the weighted average months to the next reset date of the adjustable rate Group I loans was approximately 23.

Back-End Debt to Income Ratio of the Group I Loans
Category	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20 or Less	34	$ 7,403,557	1.93%	$ 217,752	633	85.86%
20.01 - 25.00	55	7,811,114	2.04	142,020	635	85.68
25.01 - 30.00	93	15,007,380	3.91	161,370	631	84.70
30.01 - 35.00	221	32,879,127	8.57	148,774	640	84.56
35.01 - 40.00	343	58,757,443	15.31	171,304	636	84.80
40.01 - 45.00	512	94,810,931	24.70	185,178	637	84.65
45.01 - 50.00	767	142,137,144	37.03	185,316	636	84.29
50.01 - 55.00	131	24,865,986	6.48	189,817	630	85.49
55.01 - 60.00	1	124,903	0.03	124,903	539	57.00
Total:	2,157	$ 383,797,587	100.00%	$ 177,931	636	84.62%

As of the cutoff date, the weighted average Back-End Debt-to-Income Ratio of the Group I Loans was 42.52%

Group II Collateral Summary

Summary	Total	Minimum	Maximum
Group II Current Principal Balance	$383,556,490.91	$19,898.00	$505,659.79
Number of Mortgage Loans	2,346

Average Current Principal Balance	$163,493.82
Weighted Average Original Loan-to-Value	83.30%	12.00%	100.00%
Weighted Average Mortgage Rate	7.05%	5.15%	10.60%
Weighted Average Net Mortgage Rate	6.57%	4.65%	10.05%
Weighted Average Note Margin	5.55%	3.56%	9.05%
Weighted Average Maximum Mortgage Rate	12.98%	11.15%	16.45%
Weighted Average Minimum Mortgage Rate	6.97%	4.73%	10.45%
Weighted Average Term to Next Rate Adjustment Date (months)	24	17	36
Weighted Average Remaining Term to Stated Maturity (months)	356	117	360
Weighted Average Credit Score	617	522	801

Weighted Average reflected in Total
		Percent of Cut-off Date
	Range	Principal Balance
Product Type	Hybrid ARM	81.14%
	Fixed	18.86%

Lien	First	100.00%
	Second	0.00%

Property Type	Single Family (detached)	88.42%
	Townhouse/rowhouse	3.35%
	Condo under 5 stories	4.09%
	Detached PUD	0.69%
	Attached PUD	0.24%
	Two-to-four family units	3.17%
	Leasehold	0.04%

Occupancy Status	Primary Residence	94.65%
	Second/Vacation	1.19%
	Non Owner Occupied	4.16%

Documentation Type	Full Documentation	79.67%
	Reduced Documentation	20.33%

Loans with Prepayment penalties		76.63%

Interest Only Percentage		20.78%

Loans serviced by Homecomings		100.00%

Lien Position of the Group II Loans
Lien Position	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
First Lien	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

Product Type of the Group II Loans
Product Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
15/30 Balloon	2	$ 277,953	0.07%	$ 138,977	681	91.49%
2/28 Hybrid	1,707	288,872,174	75.31	169,228	614	83.91
3/27 Hybrid	124	22,353,380	5.83	180,269	636	82.48
Fixed Rate Mortgage	513	72,052,983	18.79	140,454	625	81.11
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

Credit Score Distribution of the Group II Loans
Credit Score Range	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Original LTV
520 - 539	95	$ 13,764,416	3.59%	$ 144,889	78.53%
540 - 559	193	28,434,983	7.41	147,332	78.76
560 - 579	261	40,054,595	10.44	153,466	81.85
580 - 599	343	54,627,422	14.24	159,264	81.71
600 - 619	421	68,726,521	17.92	163,246	83.10
620 - 639	372	64,648,718	16.86	173,787	85.19
640 - 659	308	52,571,135	13.71	170,686	85.62
660 - 679	154	26,593,084	6.93	172,682	83.73
680 - 699	78	13,499,953	3.52	173,076	84.95
700 - 719	57	8,925,184	2.33	156,582	83.32
720 - 739	29	5,642,803	1.47	194,579	92.66
740 - 759	17	2,595,886	0.68	152,699	87.88
760 or Greater	18	3,471,790	0.91	192,877	87.09
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	83.30%

As of the cut-off date, the weighted average Credit Score of the Group II loans will be approximately 617

Original Mortgage Loan Principal Balances of the Group II Loans
Original Mortgage Loan Balance ($)	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
100,000 or less	481	$ 37,843,020	9.87%	$ 78,676	605	81.37%
100,001 to 200,000	1,240	183,825,434	47.93	148,246	616	83.64
200,001 to 300,000	498	120,130,571	31.32	241,226	620	83.62
300,001 to 400,000	125	40,793,164	10.64	326,345	623	82.71
400,001 to 500,000	1	458,642	0.12	458,642	642	90.00
500,001 to 600,000	1	505,660	0.13	505,660	644	74.00
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

As of the cut-off date, the average unpaid principal balance of the Group II loans will be approximately $163,494

Net Mortgage Rates of the Group II Loans
Net Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
4.500 - 4.999	11	$ 2,308,249	0.60%	$ 209,841	657	72.92%
5.000 - 5.499	130	26,909,483	7.02	206,996	628	76.51
5.500 - 5.999	328	63,347,596	16.52	193,133	629	79.50
6.000 - 6.499	571	102,231,560	26.65	179,040	625	82.17
6.500 - 6.999	509	81,453,599	21.24	160,027	617	83.74
7.000 - 7.499	403	60,199,219	15.70	149,378	609	88.06
7.500 - 7.999	196	24,561,964	6.40	125,316	597	86.88
8.000 - 8.499	134	16,455,805	4.29	122,805	581	91.08
8.500 - 8.999	35	3,549,192	0.93	101,405	560	85.60
9.000 - 9.499	21	1,777,389	0.46	84,638	588	95.30
9.500 - 9.999	6	692,407	0.18	115,401	558	79.36
10.000 - 10.499	2	70,028	0.02	35,014	574	66.53
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

As of the cut-off date, the weighted average Net Mortgage Rate of the Group II loans was approximately 6.5693% per annum.

Mortgage Rates of the Loans of the Group II Loans
Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
5.000 - 5.499	15	$ 3,394,383	0.88%	$ 226,292	650	74.11%
5.500 - 5.999	158	32,656,983	8.51	206,690	636	77.74
6.000 - 6.499	316	60,297,063	15.72	190,813	629	79.52
6.500 - 6.999	657	115,243,702	30.05	175,409	625	82.55
7.000 - 7.499	400	64,253,078	16.75	160,633	614	83.28
7.500 - 7.999	431	63,112,096	16.45	146,432	607	87.96
8.000 - 8.499	163	21,065,114	5.49	129,234	591	86.55
8.500 - 8.999	137	17,041,075	4.44	124,387	580	91.45
9.000 - 9.499	35	3,503,492	0.91	100,100	561	85.70
9.500 - 9.999	26	2,227,068	0.58	85,656	584	94.28
10.000 - 10.499	7	712,305	0.19	101,758	561	77.70
10.500 - 10.999	1	50,130	0.01	50,130	538	85.00
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

As of the cut-off date, the Weighted average mortgage rate of the Group II loans will be approximately 7.0495% per annum.

Original Loan-to-Value of the Group II Loans
Original LTV Ratio (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score
0.01 - 50.00	47	$ 5,118,509	1.33%	$ 108,904	615
50.01 - 55.00	27	4,441,032	1.16	164,483	600
55.01 - 60.00	45	6,638,801	1.73	147,529	607
60.01 - 65.00	46	6,983,395	1.82	151,813	585
65.01 - 70.00	107	18,039,063	4.70	168,589	594
70.01 - 75.00	151	25,826,544	6.73	171,037	600
75.01 - 80.00	673	111,127,550	28.97	165,123	620
80.01 - 85.00	310	51,632,091	13.46	166,555	609
85.01 - 90.00	527	85,691,665	22.34	162,603	619
90.01 - 95.00	206	34,714,816	9.05	168,519	623
95.01 - 100.00	207	33,343,024	8.69	161,077	648
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617

The weighted average loan-to-value ratio at origination of the Group II loans was approximately 83.30%

Geographical Distributions of Mortgaged Properties of the Group II Loans
State	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
California	182	$ 42,671,808	11.13%	$ 234,460	623	77.59%
Florida	203	33,207,808	8.66	163,585	616	82.02
New York	33	4,779,048	1.25	144,820	601	80.80
Texas	44	4,880,742	1.27	110,926	612	77.14
New Jersey	1	63,669	0.02	63,669	637	85.00
Georgia	73	10,788,360	2.81	147,786	637	88.60
Virginia	179	28,484,485	7.43	159,131	610	83.08
Alabama	47	5,596,842	1.46	119,082	605	88.16
Arkansas	15	1,639,763	0.43	109,318	626	91.50
Arizona	163	27,757,287	7.24	170,290	627	84.65
Colorado	78	14,722,249	3.84	188,747	627	85.79
Connecticut	17	3,448,039	0.90	202,826	618	77.71
Delaware	25	4,112,927	1.07	164,517	624	85.14
Idaho	15	2,324,560	0.61	154,971	611	77.59
Illinois	138	22,946,535	5.98	166,279	609	84.60
Indiana	35	3,693,447	0.96	105,527	617	87.37
Kentucky	22	2,263,879	0.59	102,904	589	84.37
Louisiana	30	4,269,702	1.11	142,323	618	87.81
Massachusetts	34	8,537,344	2.23	251,098	609	76.07
Maryland	159	32,621,001	8.50	205,164	616	81.88
Maine	34	4,763,961	1.24	140,116	619	82.58
Michigan	89	11,318,948	2.95	127,179	612	87.41
Minnesota	27	4,613,422	1.20	170,867	621	84.73
Missouri	43	5,106,722	1.33	118,761	608	85.83
Mississippi	22	2,163,501	0.56	98,341	639	86.91
North Carolina	63	8,152,572	2.13	129,406	620	84.37
Nebraska	5	546,196	0.14	109,239	633	86.68
New Hampshire	11	2,581,331	0.67	234,666	619	84.12
New Mexico	15	2,293,441	0.60	152,896	618	86.58
Nevada	51	10,201,379	2.66	200,027	622	79.91
Ohio	71	9,423,414	2.46	132,724	624	86.55
Oklahoma	9	886,875	0.23	98,542	607	90.22
Oregon	27	5,595,095	1.46	207,226	617	84.14
Pennsylvania	81	11,164,633	2.91	137,835	611	85.10
Rhode Island	15	3,008,671	0.78	200,578	621	87.46
South Carolina	27	3,907,691	1.02	144,729	595	84.98
Tennessee	63	7,744,877	2.02	122,935	604	91.19
Utah	14	2,218,153	0.58	158,440	655	83.59
Vermont	1	163,876	0.04	163,876	657	80.00
Washington	78	15,214,304	3.97	195,055	621	82.87
Wisconsin	62	8,012,127	2.09	129,228	610	86.08
Wyoming	3	460,898	0.12	153,633	630	86.38
Iowa	18	1,845,559	0.48	102,531	618	84.32
Kansas	21	2,911,323	0.76	138,634	598	88.74
South Dakota	3	448,027	0.12	149,342	659	79.00
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

Mortgage Loan Purpose of the Group II Loans
Loan Purpose	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Purchase	73	$ 10,117,153	2.64%	$ 138,591	663	86.12%
Rate/Term Refinance	160	23,680,356	6.17	148,002	620	84.41
Equity Refinance	2,113	349,758,982	91.19	165,527	616	83.15
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

Mortgage Loan Documentation Types of the Group II Loans
Documentation	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Full Documentation	1,917	$ 305,589,171	79.67%	$ 159,410	613	84.14%
Reduced Documentation	429	77,967,320	20.33	181,742	632	80.02
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

Occupancy Type of the Group II Loans
Occupancy Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Primary Residence	2,187	$ 363,036,237	94.65%	$ 165,997	616	83.33%
Second/Vacation	26	4,552,472	1.19	175,095	639	85.58
Non-Owner Occupied	133	15,967,782	4.16	120,059	647	82.04
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

Mortgaged Property Types of the Group II Loans
Property Type	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Single-family detached	2,091	$ 339,158,447	88.42%	$ 162,199	617	83.51%
Townhouse	82	12,833,456	3.35	156,506	613	81.31
Condo-Low-Rise(Less than 5 stories)	96	15,674,669	4.09	163,278	617	81.76
Planned Unit Developments (detached)	14	2,631,744	0.69	187,982	625	88.98
Planned Unit Developments (attached)	5	934,137	0.24	186,827	609	78.89
Two-to-four family units	57	12,164,403	3.17	213,411	624	80.46
Leasehold	1	159,634	0.04	159,634	702	100.00
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

Credit Grades of the Group II Loans
Group II Credit Grade	Number Of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
A4	1,027	$ 176,482,616	46.01%	$ 171,843	644	82.91%
AX	142	24,227,518	6.32	170,616	627	82.69
AM	326	52,616,602	13.72	161,401	592	80.96
B	258	40,027,291	10.44	155,145	577	79.42
C	165	24,041,680	6.27	145,707	553	77.25
CM	112	16,504,574	4.30	147,362	561	74.97
Alternet Exceptions	316	49,656,210	12.95	157,140	625	96.31
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

Prepayment Penalty Terms of the Group II Loans
Prepayment Penalty Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
12 Months	100	$ 17,520,285	4.57%	$ 175,203	622	85.62%
24 Months	1,201	201,546,670	52.55	167,816	615	84.03
36 Months	488	73,321,011	19.12	150,248	628	81.84
Other	7	1,549,273	0.40	221,325	664	84.29
None	550	89,619,251	23.37	162,944	613	82.40
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

"Other" means not 12 months, 24 months, 36 months, and not more than 36 months.

Interest Only Terms of the Group II Loans
Interest Only Term	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
60 Months	377	$ 79,695,341	20.78%	$ 211,393	649	86.32%
None	1,969	303,861,150	79.22	154,323	609	82.51
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

Note Margins of the Group II Loans
Note Margin (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	515	$ 72,330,936	18.86%	$ 140,448	625	81.15%
3.500 - 3.999	9	2,113,000	0.55	234,778	672	76.04
4.000 - 4.499	116	24,206,038	6.31	208,673	637	76.44
4.500 - 4.999	278	53,261,750	13.89	191,589	629	79.73
5.000 - 5.499	430	78,582,950	20.49	182,751	623	82.78
5.500 - 5.999	400	68,841,193	17.95	172,103	613	84.71
6.000 - 6.499	268	40,918,570	10.67	152,681	607	88.34
6.500 - 6.999	171	24,364,046	6.35	142,480	586	88.46
7.000 - 7.499	91	11,528,162	3.01	126,683	577	91.51
7.500 - 7.999	45	5,019,685	1.31	111,549	564	90.30
8.000 - 8.499	19	1,846,124	0.48	97,164	574	91.86
8.500 - 8.999	3	348,116	0.09	116,039	559	77.06
9.000 - 9.499	1	195,921	0.05	195,921	539	70.00
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

As of the cut-off date, the weighted average note margin of the adjustable rate Group II loans was approximately 5.5492% per annum.

Maximum Mortgage Rates of the Group II Loans
Maximum Mortgage Rate (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	515	$ 72,330,936	18.86%	$ 140,448	625	81.15%
11.000 - 11.999	173	36,051,367	9.40	208,389	637	77.40
12.000 - 12.999	802	147,445,559	38.44	183,847	624	82.21
13.000 - 13.999	594	94,871,430	24.73	159,716	606	86.83
14.000 - 14.999	217	28,087,607	7.32	129,436	580	89.40
15.000 - 15.999	40	4,162,609	1.09	104,065	565	89.94
16.000 - 16.999	5	606,982	0.16	121,396	556	77.16
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

As of the cut-off date, the weighted average maximum mortgage rate of the adjustable rate Group II loans was approximately 12.9777% per annum.

Minimum Mortgage Rates of the Group II Loans
Minimum Mortgage Rates (%)	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	515	$ 72,330,936	18.86%	$ 140,448	625	81.15%
4.000 - 4.999	4	771,397	0.20	192,849	639	78.85
5.000 - 5.999	174	36,169,267	9.43	207,869	638	77.44
6.000 - 6.999	797	146,556,262	38.21	183,885	624	82.22
7.000 - 7.999	594	94,871,430	24.73	159,716	606	86.83
8.000 - 8.999	217	28,087,607	7.32	129,436	580	89.40
9.000 - 9.999	40	4,162,609	1.09	104,065	565	89.94
10.000 - 10.999	5	606,982	0.16	121,396	556	77.16
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

As of the cut-off date, the weighted average minimum mortgage rate of the adjustable rate Group II loans was approximately 6.9739% per annum

Next Interest Rate Adjustment Date of the Group II Loans
Next Interest Adjustment Date	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
Fixed Rate Mortgages	515	$ 72,330,936	18.86%	$ 140,448	625	81.15%
January 2007	1	105,305	0.03	105,305	645	100.00
March 2007	2	233,668	0.06	116,834	626	85.00
April 2007	5	668,712	0.17	133,742	620	79.58
May 2007	23	4,037,761	1.05	175,555	623	82.26
June 2007	252	38,931,663	10.15	154,491	613	84.05
July 2007	1,321	227,150,646	59.22	171,954	614	83.96
August 2007	103	17,744,420	4.63	172,276	616	83.40
May 2008	3	463,270	0.12	154,423	715	79.93
June 2008	15	2,689,092	0.70	179,273	623	81.97
July 2008	93	17,095,748	4.46	183,825	638	82.22
August 2008	13	2,105,270	0.55	161,944	623	85.76
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

As of the cut-off date, the weighted average months to the next interest rate adjustment date of the adjustable rate Group II loans will be approximately 24

Back-End Debt-to-Income-Ratio of the Group II Loans
Category	Number of Loans	Principal Balance	% of Principal Balance	Average Principal Balance	Weighted Average Credit Score	Weighted Average Original LTV
20 or less	48	$ 6,010,075	1.57%	$ 125,210	615	78.90%
20.01 - 25.00	91	12,081,967	3.15	132,769	619	82.08
25.01 - 30.00	192	27,190,636	7.09	141,618	619	81.45
30.01 - 35.00	274	42,551,902	11.09	155,299	619	82.54
35.01 - 40.00	403	64,861,638	16.91	160,947	618	82.83
40.01 - 45.00	487	81,601,738	21.28	167,560	617	83.24
45.01 - 50.00	720	127,187,670	33.16	176,650	616	84.49
50.01 - 55.00	128	21,653,107	5.65	169,165	618	83.87
55.01 - 60.00	3	417,759	0.11	139,253	597	75.24
Total:	2,346	$ 383,556,491	100.00%	$ 163,494	617	83.30%

As of the cut-off date, the weighted average Back-End Debt-to-Income Ratio of the Group II loans was 41.30%